As filed with the Securities and Exchange Commission
                           on December ___, 1998

                            -------------------

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                             ------------------

                                  Form S-8

                           Registration Statement
                                 Under the
                           Securities Act of 1933


                             ENESCO GROUP, INC.
 ------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


                               Massachusetts
 ------------------------------------------------------------------------
       (State or Other Jurisdiction of Incorporation or Organization)


                                 04-1864170
 ------------------------------------------------------------------------
                    (I.R.S. Employer Identification No.)


    333 Western Avenue, Westfield,  Massachusetts               01085
 ------------------------------------------------------------------------
    (Address of Principal Executive Offices)                  (Zip Code)


                      Stanhome Investment Savings Plan
      (Enesco Group, Inc. Retirement Plan, effective January 1, 1999)
 ------------------------------------------------------------------------
                            (Full Title of Plan)


                        Peter R. Johnson, Secretary
                             Enesco Group, Inc.
                             333 Western Avenue
                       Westfield, Massachusetts 01085
 ------------------------------------------------------------------------
                  (Name and Address of Agent for Service)


                               (413) 562-3631
 ------------------------------------------------------------------------
       (Telephone Number, Including Area Code, of Agent for Service)




                               CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------
     Title of                          Proposed Maximum     Proposed Maximum       Amount of
    Securities        Amount to be      Offering Price     Aggregate Offering     Registration
 to be Registered     Registered(1)       Per Share(2)          Price(2)               Fee
----------------------------------------------------------------------------------------------
Common Stock,
$0.125 Par Value       1,000,000            $23.75             $23,750,000         $6,602.50
----------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered and sold pursuant to the Stanhome Investment Savings Plan. This registration statement also covers an additional and indeterminate number of shares as may become issuable because of adjustments for changes resulting from stock dividends, stock splits and similar changes.

(2) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rules 457(h)(1) and 457(c) under the Securities Act of 1933 (the "Securities Act"), based on the average of the high and low sale prices of the Common Stock on the New York Stock Exchange on December 11, 1998.



                                  Part II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

           The following documents filed by Enesco Group, Inc. (the "Company") (File No. 0-1349) or the Stanhome Investment Savings Plan (the Enesco Group, Inc. Retirement Plan, effective January 1, 1999) (the "Plan") with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein:

           (1) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

           (2) all other reports filed by the Company pursuant to Section 13(a) or 15(b) of the Exchange Act since December 31, 1997;

           (3) the Plan's Annual Report on Form 11-K for the fiscal year ended December 31, 1997; and

           (4) the description of the Company's Common Stock contained in its (a) Registration Statement on Form 10, dated May 28, 1965, as amended on Form 8 Amendment No. 1, dated December 9, 1965, and Form 8 Amendment No. 2, dated September 5, 1986; (b) Registration Statements on Form 8-A, dated September 8, 1986 and October 30, 1987, both as amended on Form 8 Amendment No. 1, dated May 6, 1988; (c) Registration Statement on Form 8-A, dated September 9, 1998; and (d) any other registration statement relating to the Company's Common Stock under Section 12 of the Exchange Act, including any amendments or reports filed for the purpose of updating the description of such class of securities.

           All reports and other documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such reports and other documents.

Item 4.  Description of Securities.

           Not applicable.

Item 5.  Interests of Named Experts and Counsel.

            Not applicable.

Item 6.  Indemnification of Directors and Officers.

            Section 13 of Chapter 156B of the Massachusetts General Laws permits corporations organized under the laws of the Commonwealth to eliminate or limit personal liability of their directors to the corporation or its stockholders for monetary damages resulting from any breach of fiduciary duty as a director, except under certain circumstances. Article 6E of the Company's Restated Articles of Organization, as amended, eliminates the personal liability of directors of the Company to the Company or its stockholders for monetary damages to the full extent permitted under Section 13 of Chapter 156B of the Massachusetts General Laws. Section 67 of Chapter 156B of the Massachusetts General Laws permits corporations organized under the laws of the Commonwealth to indemnify directors and officers under certain circumstances. Article V of the By-Laws of the Company provides for the indemnification of any director, officer and specified key employees of the Company against all expenses, as defined therein, actually or reasonably incurred by any of them in connection with any claim asserted against him or her, or in connection with any action, suit or proceeding, civil or Criminal, in which any of them may be involved as a party, by reason of his or her having been such a director, officer or specified key employee, provided he or she has acted in good faith in the reasonable belief that his or her action was in the best interest of the Company. The Company has director and officer liability insurance covering certain expenditures which might arise in connection with such indemnification.

Item 7.  Exemption from Registration Claimed.

           Not applicable.

Item 8.  Exhibits.

Exhibit
Number       Description

4.1(1)       Restated Articles of Organization, as amended

4.2(2)       By-Laws, as amended

4.3(3) Renewed Rights Agreement dated as of July 22, 1998 between Enesco Group, Inc. and ChaseMellon Shareholder Services, L.L.C.

23           Consent of Arthur Andersen LLP

24           Powers of Attorney (included on the signature page hereof)

99 Stanhome Investment Savings Plan (Enesco Group, Inc. Retirement Plan, effective January 1, 1999)
-------------------------
(1) Filed as Exhibit 3(a) to Form 10-Q for Enesco Group, Inc. for the quarter ended March 31, 1998, incorporated by reference herein
     (File No. 0-1349).

(2) Filed as Exhibit 3(b) to Form 10-Q for Enesco Group, Inc. for the quarter ended March 31, 1998, incorporated by reference herein (File No. 0-1349).

(3) Filed as Exhibit 4 to Form 8-K for Enesco Group, Inc. on July 23, 1998, incorporated by reference herein (File No. 0-1349).


Item 9.  Undertakings.

           The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information set forth in the registration statement;

provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 6 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.




                                 SIGNATURES

            The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Itasca, State of Illinois, on December 16, 1998.

                                              ENESCO GROUP, INC.


                                              By:  /s/ Jeffrey A. Hutsell
                                                 ---------------------------
                                                 Jeffrey A. Hutsell
                                                 President and Chief
                                                   Executive Officer



            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of December 16, 1998. Each person whose signature appears below hereby authorizes Jeffrey A. Hutsell, Allan G. Keirstead and Peter R. Johnson and each of them, with full power of substitution, to execute in the name and on behalf of such person any amendment (including any post-effective amendment) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, making such changes in this Registration Statement as the person(s) so acting deems appropriate, and appoints each of such persons, each with full power of substitution, attorney-in-fact to sign any amendment (including any post-effective amendment) to this Registration Statement and to file same, with exhibits thereto, and other documents in connection therewith.

       Signature                            Title
       ---------                            -----

/s/ John Cauley                     Chairman of the Board and Director
------------------------------
John F. Cauley

/s/ Jeffrey A. Hutsell              President, Chief Executive Officer and
------------------------------      Director (Principal Executive Officer)
Jeffrey A. Hutsell

/s/ Allan G. Keirstead              Executive Vice President, Chief
-------------------------------     Administrative and Financial Officer
Allan G. Keirstead                  and Director (Principal Financial
                                    and Accounting Officer)

/s/ H. L. Tower                     Director
-------------------------------
H. L. Tower

/s/ Charles W. Elliott              Director
-------------------------------
Charles W. Elliott

/s/ Eugene Freedman                 Founding Chairman and Director
-------------------------------
Eugene Freedman

/s/ Judith R. Haberkorn             Director
-------------------------------
Judith R. Haberkorn

/s/ Thomas R. Horton                Director
-------------------------------
Thomas R. Horton

/s/ Homer G. Perkins                Director
-------------------------------
Homer G. Perkins

/s/ Anne-Lee Verville               Director
-------------------------------
Anne-Lee Verville




            The Plan. Pursuant to the requirements of the Securities Act of 1933, Enesco Group, Inc., as Plan administrator, has duly caused this Registration Statement to be signed in its behalf by the undersigned, thereunto duly authorized, in the City of Itasca, State of Illinois, on December 16, 1998.


                                        STANHOME INVESTMENT SAVINGS PLAN
                                        (Enesco Group, Inc. Retirement Plan,
                                         effective January 1, 1999)


                                        By:  Enesco Group, Inc.
                                             as Plan administrator


                                        By:  /s/ Jeffrey A. Hutsell
                                           -------------------------------
                                           Jeffrey A. Hutsell
                                           President and Chief
                                              Executive Officer





                               EXHIBIT INDEX

                             ENESCO GROUP, INC.

                     Registration Statement on Form S-8
                  for the Stanhome Investment Savings Plan
      (Enesco Group, Inc. Retirement Plan, effective January 1, 1999)


Exhibit
Number       Description
--------     -----------

4.1(1)       Restated Articles of Organization, as amended

4.2(2)       By-Laws, as amended

4.3(3) Renewed Rights Agreement dated as of July 22, 1998 between Enesco Group, Inc. and ChaseMellon Shareholder Services, L.L.C.

23           Consent of Arthur Andersen LLP

24           Powers of Attorney (included on the signature page hereof)

99           Stanhome Investment Savings Plan (Enesco Group, Inc.
             Retirement Plan, effective January 1, 1999)

--------------

(1) Filed as Exhibit 3(a) to Form 10-Q for Enesco Group, Inc. for the quarter ended March 31, 1998, incorporated by reference herein (File No. 0-1349).

(2) Filed as Exhibit 3(b) to Form 10-Q for Enesco Group, Inc. for the quarter ended March 31, 1998, incorporated by reference herein (File No. 0-1349).

(3) Filed as Exhibit 4 to Form 8-K for Enesco Group, Inc. on July 23, 1998, incorporated by reference herein (File No. 0-1349).